                                                                                                                                                                                                                                                                                                   Exhibit 99.01
MEDIA CONTACT:
Kasey Holman
Media Relations – Silicon Image, Inc.
Phone: 408-616-4192
kasey.holman@siliconimage.com

INVESTOR CONTACT:
Mike Bishop
Investor Relations – The Blueshirt Group
Phone: 415-217-4968
mike@blueshirtgroup.com

Silicon Image Reports Fourth Quarter and 2008 Financial Results

SUNNYVALE, Calif., February 5, 2009 – Silicon Image, Inc. (NASDAQ: SIMG), a leader in semiconductors and intellectual property for the secure distribution, presentation and storage of high-definition content, today reported financial results for its fourth quarter and full year ended December 31, 2008.

Revenue for the fourth quarter of 2008 was $59.4 million, compared to $77.8 million for the third quarter of 2008 and $85.3 million for the fourth quarter of 2007.  Revenue for 2008 totaled $274.4 million, compared with $320.5 million for 2007.

GAAP net income for the fourth quarter of 2008 was $5.0 million, or $0.07 per diluted share, compared to $6.1 million, or $0.08 per diluted share, for the third quarter of 2008 and $7.6 million, or $0.09 per diluted share, for the fourth quarter of 2007. GAAP net income for the fourth quarter of 2008 includes pre-tax restructuring expenses of $4.0 million, compared with $1.9 million in the third quarter of 2008. GAAP net income for 2008 was $10.1 million, or $0.13 per diluted share, compared to $19.0 million, or $0.22 per diluted share for 2007.

Non-GAAP net income for the fourth quarter of 2008 was $15.7 million, or $0.21 per diluted share, compared to $17.7 million, or $0.23 per diluted share, for the third quarter of 2008 and $9.5 million, or $0.11 per diluted share, for the fourth quarter of 2007. Non-GAAP net income for 2008 was $41.7 million, or $0.54 per diluted share, compared to $32.7 million, or $0.37 per diluted share for 2007. Non-GAAP net income excludes stock-based compensation expense, amortization of intangible assets and restructuring charges.

A reconciliation of GAAP and non-GAAP items is provided in a table following the Condensed Consolidated Statements of Income.

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

“2008 was a challenging year for the industry and Silicon Image responded in a strategic and disciplined manner,” said Steve Tirado, Silicon Image's president and chief executive officer. “We focused on development of our technology to expand the breadth of our product offering, and the continued improvement of the efficiency of our operating model by enhancing our gross margin and lowering operating expenses. During the last twelve months, we have introduced industry-leading new technology developments such as Mobile High-Definition Link and LiquidHD along with supporting products. Going forward we are well positioned to grow revenue and earnings when the economy and the consumer electronics industry rebound.”

Fourth Quarter Highlights

-
Introduction of LiquidHD™ - a  new personal entertainment technology designed to quickly and easily connect TVs, consumer electronics (CE) devices, personal computers (PCs), portable media devices (PMD) and home theaters into a seamless network where consumers can enjoy digital content from any source device on any LiquidHD-enabled display in the home.

-	Introduction of the Sil6100 HD display processor – the world’s first device supporting the newly introduced LiquidHD™ technology.
-	The Si6100 is a highly integrated system-on-chip (SoC) that incorporates a multi-standard high-definition and standard-definition video decoder for H.264, MPEG-2 and VC-1 formats.
-	Introduction of LiquidPlay™ - a key component of LiquidHD technology that provides comprehensive digital security and content protection – endorsed by the Fox Group, a major Hollywood studio.
-
Silicon Image was awarded the Technology & Engineering Emmy® Award by The National Academy of Television Arts & Sciences (NATAS) for its contribution to the development and implementation of the High-Definition Multimedia Interface ™ (HDMI™) technology standard.

-
Silicon Image and Scalado AB collaborated to integrate Scalado SpeedTag™ technology into the Silicon Image mobile phone camera processor IP core product line allowing high-resolution images to be processed and displayed more quickly than standard JPEG images.

-	New R&D center and sales office opened in Shanghai, China.

The following is Silicon Image’s financial performance estimates for the first quarter of 2009:

Revenue: $40 million - $45 million
Gross margin: 56% - 57%
GAAP operating expenses: $38 million - $39 million
Non-GAAP operating expenses: $31 million - $32 million
Interest income: $0.9 million - $1.0 million
Effective tax rate: 25%
Diluted shares outstanding: approximately 77 million
Use of approximately $10 million in cash to fund working capital requirements

Use of Non-GAAP Financial Information

Silicon Image presents and discusses gross margin, operating expenses, net income and basic and diluted net income per share in accordance with Generally Accepted Accounting Principles (GAAP) and on a non-GAAP basis for informational purposes only. Silicon Image believes that non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses non-GAAP reporting to supplement its GAAP reporting and internally in evaluating

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

operations, managing and monitoring performance, and determining bonus compensation. Further, Silicon Image uses non-GAAP information as certain non-cash charges such as amortization of intangibles and stock based compensation do not reflect the cash operating results of the business. Silicon Image has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of its operating results and to illustrate the results of operations giving effect to such non-GAAP adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Conference Call

The company will host an investor conference call today to discuss its fourth quarter and fiscal year 2008 results at 2:00 p.m. Pacific Time and will web cast that event. To access the conference call, dial 719-457-2558 and enter pass code 9443022. The webcast will be accessible on Silicon Image's investor relations website at http://www.SiliconImage.com. A replay of the conference call will be available within two hours of the conclusion of the conference call through February 10, 2009. To access the replay, please dial 888-203-1112 or 719-457-0820 and enter pass code 9443022.

About Silicon Image, Inc.
Silicon Image, Inc. is a leading provider of semiconductor and intellectual property products for the secure distribution, presentation and storage of high-definition content.  With a rich history of technology innovation that includes creating industry standards such as DVI and HDMI, the company’s solutions facilitate the use of digital content amongst consumer electronics, personal computer (PC) and storage devices, with the goal to securely deliver digital content anytime, anywhere and on any device.  Founded in 1995, the company is headquartered in Sunnyvale, California, with regional engineering and sales offices in China, Germany, Japan, Korea, Taiwan and the United Kingdom.  For more information, please visit www.siliconimage.com.

NOTE: Silicon Image, the Silicon Image logo, LiquidHD, LiquidPlay, and MHL are trademarks, registered trademarks or service marks of Silicon Image, Inc. in the United States and/or other countries.  HDMI is a trademark or registered trademark of HDMI Licensing, LLC in the United States and/or other countries.  All other trademarks and registered trademarks are the property of their respective owners in the Unites States and/or other countries.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements include, but are not limited to, statements related to Silicon Image's future operating results, including revenue, gross margin, operating expenses, interest income, tax rates and use of cash. These forward-looking statements involve risks and uncertainties, including the risks of uncertain economic conditions, competition in our markets, the Company's ability to deliver financial performance in-line with its stated goals and other risks and uncertainties described from time to time in Silicon Image's filings with the Securities and Exchange Commission (SEC). These risks and uncertainties could cause the actual results to differ materially from those anticipated by these forward-looking statements. In addition, see the Risk Factors section of the most recent Form 10-K and 10-Q filed by Silicon Image with the U.S. Securities and Exchange Commission. These forward-looking statements are made on the date of this press release, and Silicon Image assumes no obligation to update any such forward-looking information.

# # #

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(unaudited)
	Three Months Ended			Twelve Months Ended December 31,
	December 31, 2008	September 30, 2008	December 31, 2007	2008	2007
Revenue:
Product	$49,204	$64,974	$74,676	$233,201	$272,374
Licensing	10,239	12,802	10,655	41,214	48,129
Total revenue	59,443	77,776	85,331	274,415	320,503
Cost of revenue and operating expenses:
Cost of product revenue (1)	24,618	31,518	34,625	112,539	135,168
Cost of license revenue	123	223	622	1,187	5,275
Research and development (2)	20,265	20,714	21,285	84,819	77,994
Selling, general and administrative (3)	16,866	17,468	19,240	71,719	70,362
Amortization of intangible assets	1,587	1,587	1,857	6,348	3,549
Restructuring expense (4)	3,982	1,876	-	5,858	-
Total cost of revenue and operating expenses	67,441	73,386	77,629	282,470	292,348
Income (loss) from operations	(7,998)	4,390	7,702	(8,055)	28,155
Interest income and other, net	1,151	1,798	2,779	6,245	11,397
Income (loss) before provision for income taxes	(6,847)	6,188	10,481	(1,810)	39,552
Provision (benefit) for income taxes	(11,860)	114	2,878	(11,873)	20,551
Net income	$5,013	$6,074	$7,603	$10,063	$19,001
Net income per share
Basic and diluted	$0.07	$0.08	$0.09	$0.13	$0.22
Weighted average shares
Basic	74,068	73,861	84,218	75,570	85,557
Diluted	74,940	75,334	85,228	76,626	87,388
_________________
(1) Includes stock compensation expense	$313	$351	$387	$1,445	$1,597
(2) Includes stock compensation expense	1,934	1,753	1,866	7,134	8,411
(3) Includes stock compensation expense	2,836	2,004	2,646	10,893	9,442
(4) Includes stock compensation expense	14	-	-	14	-

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
Unaudited	December 31,
	2008	2007
Assets
Current Assets:
Cash and cash equivalents	$95,414	$137,822
Short-term investments	89,591	111,889
Accounts receivable, net	5,922	21,254
Inventories	12,775	20,198
Prepaid expenses and other current assets	15,275	13,732
Deferred income taxes	6,665	3,984
Total current assets	225,642	308,879
Property and equipment, net	19,394	24,191
Goodwill	19,210	19,210
Intangible assets, net	32,921	39,269
Deferred income taxes, non-current	28,193	19,978
Other assets	1,181	1,421
Total assets	$326,541	$412,948
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$7,278	$17,892
Accrued liabilities and other liabilities	23,023	36,996
Deferred license revenue	2,348	3,860
Deferred margin on sales to distributors	6,881	26,443
Current liabilities	39,530	85,191
Other long-term liabilities	8,064	13,910
Total liabilities	47,594	99,101
Stockholders’ Equity:
Total stockholders’ equity	278,947	313,847
Total liabilities and stockholders’ equity	$326,541	$412,948

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

SILICON IMAGE, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands) (unaudited)
	Year ended December 31,
	2008	2007
Cash flows from operating activities:
Net income	$10,063	$19,001
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	10,349	9,464
Amortization of intangible assets	6,348	3,549
Provision for doubtful accounts	1,218	334
Stock-based compensation expense	19,486	19,450
Income tax benefit (deficiency) from employee based compensation plans	(810)	182
Excess tax benefits from employee stock transactions	(548)	(2,543)
Amortization / (accretion) of investment premium / (discount)	1,189	(524)
Realized (gain) / loss on sale of investments	(301)	18
Non cash restructuring expenses	1,063	-
Deferred income taxes	(10,896)	1,195
Loss on disposal of property and equipment	554	1,270
Changes in assets and liabilities:
Accounts receivable	14,114	21,430
Inventories	7,423	8,280
Prepaid expenses and other assets	(1,303)	(7,999)
Accounts payable	(10,684)	1,857
Accrued and other liabilities	(550)	(14,227)
Deferred revenue	(1,512)	(2,325)
Deferred margin on sales to distributors	(19,562)	8,731
Cash provided by operating activities	25,641	67,143
Cash flows from investing activities:
Proceeds from sales of short-term investments	246,370	137,135
Purchases of short-term investments	(224,499)	(79,473)
Business acquisition, net of cash acquired	-	(13,751)
Purchases of property and equipment	(7,046)	(13,388)
Payments for intellectual property	-	(18,750)
Proceeds from sale of property and equipment	-	43
Cash provided by investing activities	14,825	11,816
Cash flows from financing activities:
Proceeds from issuances of common stock	4,758	12,909
Excess tax benefits from employee stock transactions	548	2,543
Payment for vendor financed software and intangibles purchased	(19,278)	(528)
Payments to acquire treasury stock	(68,180)	(38,096)
Cash used in financing activities	(82,152)	(23,172)
Effect of exchange rate changes on cash and cash equivalents	(722)	114
Net increase (decrease) in cash and cash equivalents	(42,408)	55,901
Cash and cash equivalents — beginning of period	137,822	81,921
Cash and cash equivalents — end of period	$95,414	$137,822
Supplemental cash flow information:
Cash payment for interest	$68	$35
Cash payment for income taxes	3,017	36,316
Unrealized net gain on investment securities	219	204
Property and equipment received and accrued	79	1,566
Intellectual property received and accrued	-	21,250

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com

SILICON IMAGE, INC.
GAAP NET INCOME TO NON-GAAP NET INCOME RECONCILIATION

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,
(In thousands, except per share amounts)	2008	2008	2007	2008	2007
(unaudited)
GAAP net income	$5,013	$6,074	$7,603	$10,063	$19,001

Non-GAAP adjustments:
Stock-based compensation expense (1)	5,097	4,108	4,899	19,486	19,450
Amortization of intangible assets (2)	1,587	1,587	1,857	6,348	3,549
Restructuring expenses	3,968	1,876	-	5,844	-
Adjustments related to change in recognition of distributor revenue (3)	-	-	(4,105)	-	(4,105)
Non-GAAP net income before tax adjustments	15,665	13,645	10,254	41,741	37,895

Income tax effects on above adjustments (4)	-	4,037	(707)	-	(5,226)
Non-GAAP net income	$15,665	$17,682	$9,547	$41,741	$32,669

Non-GAAP net income per share
Basic	$0.21	$0.24	$0.11	$0.55	$0.38
Diluted	$0.21	$0.23	$0.11	$0.54	$0.37
Weighted average shares
Basic	74,068	73,861	84,218	75,570	85,557
Diluted	74,940	75,334	85,228	76,626	87,388

(1) For the three months ended December 31, 2008, September 30, 2008 and December 31, 2007, and for the twelve months ended December 31, 2008 and 2007, these adjustments represent the non-cash amortization of stock-based compensation associated with SFAS No. 123 (R) Share-based Payment.

Cost of revenue	$313	$351	$387	$1,445	$1,597
Research and development	1,934	1,753	1,866	7,134	8,411
Selling general and administrative	2,836	2,004	2,646	10,893	9,442
Restructuring expense	14	-	-	14	-
Total	$5,097	$4,108	$4,899	$19,486	$19,450

(2) This adjustment represents expenses for the amortization of intangible assets recorded in connection with our acquisitions. These on-going expenses pertain to intangible assets that are not expected to be replaced when fully amortized, as might a depreciable tangible asset.

(3) This adjustment represents the change in recognition of distributor revenue and related standard cost of sales.

(4) Non-GAAP related items for Q4 2008 and for the year ended December 31, 2008 are not tax-effected as our effective tax rate results in a benefit for those periods.

1060 E. Arques Avenue, Sunnyvale, CA 94085                                                            408.616.4000                               www.siliconimage.com